UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2017 (September 22, 2017)

SHORE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22345	52-1974638
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

28969 Information Lane, Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 763-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a)       Dismissal of Previous Independent Registered Public Accounting Firm

On September 22, 2017, Shore Bancshares, Inc. (the “Company”) notified Dixon Hughes Goodman LLC (“DHG”) of the decision of the audit committee (the “Audit Committee”) of the board of directors of the Company to dismiss DHG as the Company’s independent registered public accounting firm.

The reports of the independent registered public accounting firm of DHG regarding the Company’s financial statements for the fiscal year ended December 31, 2016 and Stegman & Company (“Stegman”) for the fiscal year ended December 31, 2015 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company previously reported on the Current Report on Form 8-K filed on June 3, 2016 that, effective June 1, 2016, substantially all directors and employees of Stegman joined DHG.

During the years ended December 31, 2016 and 2015, and during the interim period from the end of the most recently completed fiscal year through September 22, 2017, the date of dismissal, there were no disagreements with DHG or Stegman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of DHG or Stegman would have caused them to make reference to such disagreement in their reports.

The Company provided DHG and Stegman with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that DHG and Stegman furnish the Company with letters addressed to the Securities and Exchange Commission stating whether they agree with the above statements and, if they do not agree, the respects in which they do not agree. A copy of the letters furnished by DHG and Stegman, dated September 25, 2017, are filed as Exhibits 16.1 and 16.2 to this current report on Form 8-K.

(b)       Appointment of New Independent Registered Public Accounting Firm

On September 22, 2017, the Audit Committee engaged Yount, Hyde & Barbour, P.C. (“YHB”) to serve as its independent registered public accounting firm for the year ending December 31, 2017.

During the years ended December 31, 2016 and 2015, and during the interim period from the end of the most recently completed fiscal year through September 22, 2017, neither the Company, nor anyone on its behalf, consulted with YHB regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or regarding the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that YHB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively).

2

Item 9.01 Financial Statements and Exhibits.

(a)       Exhibits.

The exhibits that are filed or furnished with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which list is incorporated herein by reference.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: September 25, 2017	By:	/s/ Lloyd L. Beatty, Jr.
Lloyd L. Beatty, Jr. President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Dixon Hughes Goodman LLP to the Securities and Exchange Commission dated September 25, 2017.

16.2	Letter from Stegman & Company to the Securities and Exchange Commission dated September 25, 2017.